OREA Ontario Real Estate Association

Agreement to Lease
Commercial

TENANT (Lessee), Clik Tech Corp.
(Full legal names of all Tenants)

LANDLORD (Lessor), Marcel's Gold Shoppe
(Full legal name of Landlord)

The Tenant hereby offers to lease from the Landlord the premises as described herein on the terms and subject to the conditions as set out in this Agreement.

1. **PREMISES:** The "Premises" consisting of approximately 2300 square Feet more or less on the 1st & 2nd floor of the "Building" known municipally as 65 Woodstream Blvd. Unit # 15 in the City of Vaughan Province of Ontario, as shown outlined on the plan attached as Schedule "........".

2. **USE:** The Premises shall be used only for Warehouse,Office, Distribution of Packaged Lubrication Products

3. **TERM OF LEASE:**
The Lease shall be for a term of 1 Year Plus 1 Year commencing on the 1st day of March, 2006, and terminating on the 28th day of February, 2007

4. **RENTAL:**
At a rental of $ 26,400.00 per annum, payable $ 2,200.00 monthly in advance, on the First day of each month during the said term, plus GST.

5. **DEPOSIT AND PREPAID RENT:**
The Tenant delivers Upon Acceptance negotiable cheque payable to RE/MAX Excellence Realty Inc. in the amount of Four Thousand Seven Hundred Eight Canadian dollars (Can$ 4,708.00) to be deposited and held in trust without interest as security for the faithful performance by the Tenant of all terms, covenants and conditions of the Agreement and after the earlier of occupancy by the tenant or execution of the Lease to be applied by the Landlord against the First and Last month's rent and GST. If the Agreement is not accepted, the deposit is to be returned to the Tenant without interest or deduction.

6. **ADDITIONAL TERMS:**

7. **SCHEDULES:** The Schedules attached hereto shall form an integral part of this Agreement to Lease and consist of: Schedule(s) A

8. **IRREVOCABILITY:**
This Offer shall be irrevocable by Tenant (Landlord/Tenant) until 8:00 p.m. on the 18th day of February, 2006, after which time if not accepted, this Offer shall be null and void and all monies paid thereon shall be returned to the Tenant without interest or deduction. It is further understood that all representations by the Landlord or any of the Landlord's representatives are set out in this Agreement.

9. **NOTICES:** Landlord hereby appoints the listing broker as agent for the purpose of giving and receiving notices pursuant to this Agreement. **Only if the Co-operating Broker represents the interests of the Tenant in this transaction,** the tenant hereby appoints the Co-operating Broker as Agent for the purpose of giving and receiving notices pursuant to this Agreement. Any notice relating hereto or provided for herein and shall be in writing. This offer, any counter offer, notice of acceptance thereof, or any notice, shall be deemed a given and received, when hand delivered to the address for service provided in the Acknowledgement below, or where a facsimile number is provided herein, when transmitted electronically to that facsimile number.

FAX NO. .... (For delivery of notices to Landlord) FAX NO. .... (For delivery of notices to Tenant)

INITIALS OF TENANT(S): [initials] **INITIALS OF LANDLORD(S):** [initials]

EXECUTION OF LEASE: The Lease shall be prepared by the Landlord at the Landlord's expense, in accordance with the terms and conditions of this Agreement subject to minor adjustments. The Lease will be signed and executed by both parties hereto prior to the commencement of work on the premises by either party and prior to occupancy by the Tenant.

11. **AGREEMENT IN WRITING:** If there is any conflict or discrepancy between any provision added to this Agreement (including and Schedule attached hereto) and any provision in the standard pre-set portion hereof, the added provision shall supersede the standard pre-set provision to the extent of such conflict or discrepancy. This Agreement, including any Schedule attached hereto, shall constitute the entire Agreement between Landlord and Tenant. There is no representation, warranty, collateral agreement or condition, which affects this Agreement other than as expressed herein. This Agreement shall be read with all changes of gender or number required by the context.
12. **LEGAL, ACCOUNTING AND ENVIRONMENTAL ADVICE:** The parties acknowledge that any information provided by the broker is not legal, tax or environmental advice, and that it has been recommended that the parties obtain independent professional advice prior to signing this document.
13. **AGENCY:** It is understood that the brokers involved in the transaction represent the parties as set out in the Representation section below.
14. **BINDING AGREEMENT:** This Agreement and the acceptance thereof shall constitute a binding agreement by the parties to enter into the Lease of the Premises and to abide by the terms and conditions herein contained.
15. **SUCCESSORS AND ASSIGNS:** The heirs, executors, administrators, successors and assigns of the undersigned are bound by the terms herein.

DATED at Vaughan this 17th day of Feb, 2006

SIGNED, SEALED AND DELIVERED in the presence of: IN WITNESS whereof I have hereunto set my hand and seal:

(Witness) [signature] — Clik Tech Corp. (Tenant or Authorized Representative) [signature] (Seal) DATE Feb. 17/2006

(Witness) — (Tenant or Authorized Representative) (Seal) DATE

(Witness) — (Guarantor) (Seal) DATE

We/I, the Landlord hereby accept the above Offer, and agree that the commission together with applicable Goods and Services Tax (and any other taxes as may hereafter be applicable), may be deducted from the deposit and further agree to pay any remaining balance of commission forthwith.

DATED at Vaughan this 18th day of Feb. 2006

SIGNED, SEALED AND DELIVERED in the presence of: IN WITNESS whereof I have hereunto set my hand and seal:

(Witness) [signature] — Marcel's Gold Shoppe (Landlord or Authorized Representative) [signature] (Seal) DATE Feb 18-06

(Witness) — (Landlord or Authorized Representative) (Seal) DATE

CONFIRMATION OF EXECUTION: Notwithstanding anything contained herein to the contrary, I confirm this Agreement with all changes both typed and written was finally executed by all parties at 12:30 a.m./(p.m.) this 18th day of Feb. 2006. [signature] (Signature of Landlord or Tenant)

REPRESENTATION

Listing Broker	RE/MAX Excellence Realty Inc.				
Phone	(416) 748-9598	Fax	(905) 856-9782	Represents	Landlord
Co-operating/Tenant Broker					
Phone		Fax		Represents	

ACKNOWLEDGEMENT

I acknowledge receipt of my signed copy of this accepted Agreement To Lease and I authorize the Agent to forward a copy to my lawyer.

(Landlord) DATE

(Landlord) DATE

Address for Service: Phone

Landlord's Lawyer

Address

Phone Fax

I acknowledge receipt of my signed copy of this accepted Agreement To Lease and I authorize the Agent to forward a copy to my lawyer.

(Tenant) [signature] DATE Feb. 18/06

(Tenant) DATE

Address for Service: Phone

Tenant's Lawyer

Address

Phone Fax

FOR OFFICE USE ONLY

COMMISSION TRUST AGREEMENT

To: Co-operating Broker shown on the foregoing Agreement to Lease:
In consideration for the Co-operating Broker procuring the foregoing Agreement to Lease, I hereby declare that all moneys received or receivable by me in connection with the Transaction as contemplated in the MLS Rules and Regulations of my Real Estate Board shall be receivable and held in trust. This agreement shall constitute a Commission Trust Agreement as defined in the MLS Rules and shall be subject to and governed by the MLS Rules pertaining to Commission Trust.

DATED as of the date and time of the acceptance of the foregoing Agreement to Lease. Acknowledged by:

[signature] Signature of Listing Broker or authorized representative — Signature of Co-operating Broker or authorized representative

OREA Ontario Real Estate Association

Schedule A

Agreement to Lease - Commercial

This Schedule is attached to and forms part of the Agreement to Lease between:

TENANT Clik Tech Corp.

LANDLORD Marcel's Gold Shoppe

Premises known as 65 Woodstream Blvd. Unit # 15

The Tenant's use of the premises is to comply with all requirements of the municipal zoning by-laws, the requirements of the Ministry of the Environment and the rules and regulations of the Environmental Protection Act and any amendments thereto.

The Tenant agrees to indemnify and hold harmless the Landlord from and against any claims, demands, losses, costs, damages, actions, suits or proceedings which may be brought or commenced by anyone or any group including any environmental agency or group as a result of the Tenant's use of the premises or any breach by the Tenant of any rules, by-laws, and regulations.

The Tenant warrants that no noxious or environmentally unfriendly chemicals or products shall be allowed to enter the drains throughout the lease term, and upon vacating the premises, no such chemicals or products shall be left on the premises.

The Tenant covenants to comply with all applicable governmental by-laws and codes governing the use of the demised premises.

The Landlord shall have until not later than 6:00 p.m. on February 20, 2006 to verify that the financial covenant of the Tenant is satisfactory to the Landlord in in his sole and absolute discretion, If the Tenant's covenant is not acceptable to the Landlord, the Landlord may terminate this Agreement by notice in writing delivered to the Tenant within the time period stated above and the Tenant's deposit shall be returned in full without deduction.

It is understood and agreed that, provided a formal lease has been executed by both the Landlord and the Tenant, and upon Tenant providing evidence of Tenant's insurance satisfactory to the Landlord, the Tenant shall be granted possession of the demised premises on February 21, 2006 gross rent free to the Lease Commencement Date, in order to prepare the premises for the operation of its business, provided that, during the said rent-free period, the Tenant shall comply with all the terms and conditions of the lease.

It is agreed that the lease arising from this Offer shall be based on a rental rate which includes the Landlord paying realty taxes, outside maintenance and exterior building insurance. Heat, hydro and water shall be the sole responsibility of the Tenant.

The Lease shall contain a clause requiring the Tenant to obtain insurance, at the expense of the Tenant, as required by the Landlord and which may include insurance on the property and operations of the Tenant, including insurance for fire and such additional perils as are normally insured against, liability insurance, boiler and machinery insurance, plate glass insurance and any other insurance as may be reasonably required by the Landlord.

Provided that the Tenant is not at any time in default of any covenants within the lease, the Tenant shall be entitled to renew this lease for one further term(s) of one year(s)and an additional term of one year after that, on written notice to the Landlord given not less than three months prior to the expiry of the current term at a rental rate to be negotiated. But in no event will the minimum base rent fall below the current rate of $ 2,200.00 per month.

Continued on next page...

This page must be initialed by all parties to the Agreement to Lease.

INITIALS OF TENANT(S): INITIALS OF LANDLORD(S):

OREA Ontario Real Estate Association

Schedule A
Agreement to Lease - Commercial

This Schedule is attached to and forms part of the Agreement to Lease between:

TENANT Clik Tech Corp.
LANDLORD Marcel's Gold Shoppe
Premises known as 65 Woodstream Blvd. Unit # 15

Continued from previous page:

The Tenant may install in, upon, or about the said premises any signs and advertising material which shall remain the property of the Tenant, which the Tenant may remove upon the expiration of the Lease, provided that all damage caused is repaired and the premises left in good repair. All signs and location(s) are to be approved beforehand in writing by the Landlord (such consent not to be unreasonably withheld) and must conform with all applicable governmental by-laws and codes.

As an inducement for the Tenant to enter into a Lease contract with the Landlord, the Landlord covenants that it will carry out the following work prior to the Tenant taking possession, at no cost to the Tenant:

Clear out unit of all debris and personal items.

The Tenant hereby agrees to submit upon acceptance to the Landlord a series of 10 post dated cheques to cover the rent plus GST for the first term of the Lease.

This page must be initialed by all parties to the Agreement to Lease.

INITIALS OF TENANT(S): (signed) **INITIALS OF LANDLORD(S):** (signed)

Confirmation of Co-operation and Representation

OREA Ontario Real Estate Association — Toronto Real Estate Board

BUYER: Clik Tech Corp.

SELLER: Marcel's Gold Shoppe

For the transaction on the Property known as: 65 Woodstream Blvd. Unit # 15

For the purposes of this Confirmation of Co-operation and Representation, a "Seller" includes a vendor, a landlord, or a prospective, seller, vendor or landlord and a "Buyer" includes a purchaser, a tenant, or a prospective, buyer, purchaser or tenant and a "sale" includes a lease.

The following information is confirmed by the undersigned Broker(s). If a Co-operating Broker is involved in the transaction, the brokers agree to co-operate, in consideration of, and on the terms and conditions as set out below.

1. LISTING BROKER

a) [X] The Listing Broker represents the interests of the Seller in this transaction and is providing customer service to the Buyer. The Buyer may be buying the property directly from the Listing Broker or may be using the services of a Co-operating Broker (If applicable, Section 3 will be completed by Co-operating Broker).

b) [ ] **DUAL AGENCY:** The Listing Broker has entered into a Buyer Agency Agreement with the Buyer and represents the interests of the Seller and the Buyer, with their consent, as a Dual Agent for this transaction. The Listing Broker must be impartial and equally protect the interests of the Seller and the Buyer in this transaction. The Listing Broker has a duty of full disclosure to both the Seller and the Buyer, including a requirement to disclose all factual information about the property known to the Listing Broker.

However, the Listing Broker shall not disclose:

- That the Seller may or will accept less than the listed price, unless otherwise instructed in writing by the Seller;
- That the Buyer may or will pay more than the offered price, unless otherwise instructed in writing by the Buyer;
- The motivation of or personal information about the Seller or Buyer, unless otherwise instructed in writing by the party to which the information applies, or unless failure to disclose would constitute fraudulent, unlawful or unethical practice;
- The price the Buyer should offer or the price the Seller should accept;
- And; the Listing Broker shall not disclose to the Buyer the terms of any other offer.

However, it is understood that factual market information about comparable properties and information known to the Listing Broker concerning potential uses for the property will be disclosed to both Seller and Buyer to assist them to come to their own conclusions.

2. PROPERTY SOLD BY BUYER BROKER – PROPERTY NOT LISTED

[ ] The Broker is a Buyer Broker and the property is not listed with any real estate broker. The Broker is providing customer service to the Seller and will be paid:

[ ] by the Seller in accordance with a Commission Agreement For Property Not Listed

or [ ] by the Buyer directly

Additional comments and/or disclosures by Listing/Buyer Broker:

INITIALS OF BUYER(S)/SELLER(S)/BROKER(S) REPRESENTATIVE(S) (WHERE APPLICABLE)

LISTING BROKER	CO-OPERATING/BUYER BROKER	SELLER	BUYER

...-OPERATING BROKER (If applicable, Co-operating Broker completes Section 3 and Listing Broker indicates 1a in Section 1)

a) [X] The Co-operating Broker is a Buyer Broker representing the interests of the Buyer in this transaction. The Co-operating Broker waives any offer of sub-agency with the Listing Broker and/or Seller, and is providing customer service to the Seller. It is further understood and agreed that the Listing Broker will pay the Co-operating Broker:

[X] The commission as indicated in the MLS® information for the property

or, if not an MLS® listing: [ ] A commission of ....

plus applicable Goods and Services Tax, from the amount paid by the Seller to the Listing Broker, on any trade wherein the Co-operating Broker has obtained an accepted Agreement of Purchase and Sale, option to Purchase or Agreement to Exchange and/or Lease.
Said payment of commission will not make the Co-operating Broker either the agent or sub-agent of the Seller or the Listing Broker.

b) [ ] The Co-operating Broker is a Buyer Broker representing the interests of the Buyer in this transaction. The Co-operating Broker waives any offer of sub-agency with the Listing Broker and/or Seller, and is providing customer service to the Seller. It is further understood and agreed that the Co-operating Broker will not receive any payment from the Listing Broker and/or Seller will be receiving payment directly from the Buyer in this transaction.

c) [ ] The Co-operating Broker accepts the offer of sub-agency from the Seller and/or Listing broker and represents the interests of the Seller in this transaction while offering the Buyer customer service. It is further understood and agreed that the Listing Broker will pay the Co-operating Broker:

[ ] The commission as indicated in the MLS® information for the property

or, if not an MLS® listing: [ ] A commission of ....

plus applicable Goods and Services Tax, from the amount paid by the Seller to the Listing Broker, on any trade wherein the Co-operating Broker has obtained an accepted Agreement of Purchase and Sale, option to Purchase or Agreement to Exchange and/or Lease.

d) [ ] The Co-operating Broker is providing customer service to both the Buyer and the Seller. It is further understood and agreed that the Listing Broker will pay the Co-operating Broker:

[ ] The commission as indicated in the MLS® information for the property

or, if not an MLS® listing: [ ] A commission of ....

plus applicable Goods and Services Tax, from the amount paid by the Seller to the Listing Broker, on any trade wherein the Co-operating Broker has obtained an accepted Agreement of Purchase and Sale, option to Purchase or Agreement to Exchange and/or Lease.
Said payment of commission will not make the Co-operating Broker either the agent or sub-agent of the Seller or the Listing Broker.

Additional comments and/or disclosures by Co-operating Broker:

....

COMMISSION TRUST AGREEMENT: If the above Co-operating Broker is receiving payment of commission from the Listing Broker, then the agreement between Listing Broker and Co-operating Broker further includes a Commission Trust Agreement, the consideration for which is the Co-operating Broker procuring an offer for a trade of the property, acceptable to the Seller. This Commission Trust Agreement shall be subject to and governed by the MLS® rules and regulations pertaining to commission trusts of the Listing Broker's local real estate board, if the local board's MLS® rules and regulations so provide. Otherwise, the provisions of the OREA recommended MLS® rules and regulations shall apply to this Commission Trust Agreement. For the purpose of this Commission Trust Agreement, the Commission Trust Amount shall be the amount noted in Section 3 above. The Listing Broker hereby declares that all monies received in connection with the trade shall constitute a Commission Trust and shall be held, in trust, for the Co-operating Broker under the terms of the applicable MLS® rules and regulations.

SIGNED BY BROKER(S) REPRESENTATIVE(S) (WHERE APPLICABLE)

RE/MAX Excellence Realty Inc.
(Name of Listing Broker)

3700 Steeles Av West
(Address of Listing Broker)

(416) 748-0598 (Phone) (905) 856-9782 (Fax)

[signature] (Signed on Behalf of Listing Broker) Date: FEB. 18/06

.... (Name of Co-operating/Buyer Broker)

.... (Address of Co-operating/Buyer Broker)

.... (Phone) .... (Fax)

.... (Signed on Behalf of Co-operating/Buyer Broker) Date: ....

ACKNOWLEDGEMENT

I have received, read, and understand the above information.

[signature] (Signature of Seller) Date: Feb 18-06

X [signature] (Signature of Buyer) Date: X Feb. 18/06

.... (Signature of Seller) Date: ....

.... (Signature of Buyer) Date: ....